                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549


                         -----------------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: April 15, 1997
                                         --------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                0-25762                           54-1719855
----------------------------------               -------------                   -------------------
(State or other jurisdiction of                  (Commission                       (IRS Employer
       incorporation)                             File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                      23060
--------------------------------------------------                                  ----------------
  (Address of principal executive offices)                                            (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.             OTHER EVENTS.

                    The March 1997 monthly Certificateholders Statements to investors were distributed April 15, 1997.

ITEM 7 (c).         EXHIBITS

                    The following are filed as exhibits to this Report under
                    Exhibit 28:

                    1.  March Performance Summary
                    2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of March 1997.
                    3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of March 1997.
                    4. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of March 1997.
                    5. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of March 1997.
                    6. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of March 1997.
                    7. Series 1994-A Certificateholders' Statement for the month of March 1997.
                    8. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of March 1997.
                    9. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of March 1997.
                   10. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of March 1997.
                   11. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of March 1997.
                   12. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of March 1997.
                   13. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of March 1997.
                   14. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of March 1997.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAPITAL ONE MASTER TRUST

                                       By:   CAPITAL ONE BANK
                                             Servicer


                                       By:   /s/ David M. Willey
                                             ------------------------------
                                             David M. Willey
                                             Vice President

Date:  April 15, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                      ---------------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
------               --------                                                      ------------------
   1                 March Performance Summary                                            07

   2                 Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997                      09

   3                 Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997                      11

   4                 Series 1994-2 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997                      13

   5                 Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997                      15

   6                 Series 1994-4 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997                      17

   7                 Series 1994-A Certificateholder's Statement for
                     the month of March 1997                                              19

   8                 Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997                      20

   9                 Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997.                     22

   10                Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997.                     24

   11                Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997.                     26

   12                Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997.                     28

   13                Series 1996-2 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997.                     30


   14                Series 1996-3 Class A and Class B Certificate-
                     holder's Statements for the month of March 1997.                     32

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  MARCH 1997

Beginning of the Month Principal Receivables :                                                               9,778,750,278.70
                                                                                                          -------------------
Beginning of the Month Finance Charge Receivables :                                                            316,631,554.56
                                                                                                          -------------------
Beginning of the Month Discounted Receivables :                                                                          0.00
                                                                                                          -------------------
Beginning of the Month Total Receivables :                                                                  10,095,381,833.26
                                                                                                          -------------------


Removed Principal Receivables :                                                                                          0.00
                                                                                                          -------------------
Removed Finance Charge Receivables :                                                                                     0.00
                                                                                                          -------------------
Removed Total Receivables :                                                                                              0.00
                                                                                                          -------------------

Additional Principal Receivables :                                                                                       0.00
                                                                                                          -------------------
Additional Finance Charge Receivables :                                                                                  0.00
                                                                                                          -------------------
Additional Total Receivables :                                                                                           0.00
                                                                                                          -------------------

Discounted Receivables Generated this Period                                                                             0.00
                                                                                                          -------------------

End of the Month Principal Receivables :                                                                     9,385,711,328.84
                                                                                                          -------------------
End of the Month Finance Charge Receivables :                                                                  318,453,815.75
                                                                                                          -------------------
End of the Month Discounted Receivables :                                                                                0.00
                                                                                                          -------------------
End of the Month Total Receivables :                                                                         9,704,165,144.59
                                                                                                          -------------------


Excess Funding Account Balance                                                                                           0.00
                                                                                                          -------------------
Invested Amount of all Master Trust Series                                                                   8,620,067,012.58
                                                                                                          -------------------

End of the Month Seller Percentage                                                                                  8.157552%
                                                                                                          -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  MARCH 1997                                         ACCOUNTS                                  RECEIVABLES
                                                                     --------                                  -----------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                110,670                              220,015,651.00
                                                                 ----------------                         -------------------
   60 - 89 Days Delinquent                                                 66,628                              131,896,313.60
                                                                 ----------------                         -------------------
   90 + Days Delinquent                                                   171,769                              328,047,131.89
                                                                 ----------------                         -------------------

   Total 30 + Days Delinquent                                             349,067                              679,959,096.49
                                                                 ----------------                         -------------------

   Delinquencies 30 + Days as a Percent of End of the Month
     Total Receivables                                                                                                  7.01%
                                                                                                          -------------------

Defaulted Accounts During the Month                                        36,810                               60,074,229.15
                                                                 ----------------                         -------------------

Annualized Default Rate as a Percent of Beginning of
  the Month Principal Receivables                                                                                       7.37%
                                                                                                          -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  MARCH 1997                                                               COLLECTIONS           PERCENTAGES
                                                                                           -----------           -----------
Total Collections and Gross Payment Rate                                                1,090,445,778.39                10.80%
                                                                                        ----------------      ----------------

Collections of Principal Receivables and Principal Payment Rate                           923,639,419.49                 9.45%
                                                                                        ----------------      ----------------

   Prior Month Billed Finance Charge and Fees                                             149,885,883.55
                                                                                        ----------------
   Amortized AMF Income                                                                     9,365,550.03
                                                                                        ----------------
   Interchange Collected                                                                    6,078,368.23
                                                                                        ----------------
   Recoveries of Charged Off Accounts                                                       3,967,748.30
                                                                                        ----------------
   Collections of Discounted Receivables                                                            0.00
                                                                                        ----------------

Collections of Finance Charge Receivables and Annualized Yield                            169,297,550.11                20.78%
                                                                                        ----------------      ----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  MARCH 1997

Beginning Unamortized AMF Balance                                                                                42,954,090.26
                                                                                                              ----------------

 + AMF Slug for Added Accounts                                                                      0.00
                                                                                        ----------------
 + AMF Collections                                                                          6,874,358.82
                                                                                        ----------------
 - Amortized AMF Income                                                                     9,365,550.03
                                                                                        ----------------
Ending Unamortized AMF Balance                                                                                   40,462,899.05
                                                                                                              ----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : March 1997

Gross Principal Payment Rate                                                                       9.45%
                                                                                        ----------------

May 17, 1994   3% Discount of Addition                                                                           50,184,973.92
                                                                                                              ----------------
   Total Discounted Receivables Collections as of
     Beginning of Month                                                                    50,184,973.92
                                                                                        ----------------
   Collections of Discounted Receivables Current Month                                              0.00
                                                                                        ----------------
Discounted Receivables to be Collected                                                                                    0.00
                                                                                                              ----------------





                                     CAPITAL ONE BANK
                                     as Servicer


                                     By :     /s/ John Schmohl
                                              -------------------------------
                                     Name :   John Schmohl
                                     Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.3333333333
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.3333333333
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor
    Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.5000000000
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5000000000
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ----------------



                                     CAPITAL ONE BANK
                                     as Servicer


                                     By :    /s/ John Schmohl
                                             -------------------------------
                                     Name :  John Schmohl
                                     Title : Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.5815972250
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.5815972250
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor
    Certificateholder's Investment)                                                                                            0.00
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.8333332967
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.8333332967
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ----------------


                                       CAPITAL ONE BANK
                                       as Servicer


                                       By :     /s/ John Schmohl
                                                -------------------------------
                                       Name :   John Schmohl
                                       Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.5090972381
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.5090972381
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              5.7916666667
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.7916666667
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                                    47,848,091
                                                                                                                   ----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Indebtedness Holder on such Distribution Date, will be equal to                                               47,848,091
                                                                                                                   ----------------


                                  CAPITAL ONE BANK
                                  as Servicer


                                  By :    /s/ John Schmohl
                                          ------------------------------
                                  Name :  John Schmohl
                                  Title : Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.5413194406
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.5413194406
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              6.1250001228
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 6.1250001228
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date
(after giving effect to any withdrawal from the Collateral Account) was equal to                                         54,303,682
                                                                                                                   ----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                          54,303,682
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              0.0000000000
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to                       59,880,240
                                                                                                                   ----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                          59,880,224
                                                                                                                   ----------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                                        4.5389355250
                                                                                                                   ----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                                         0.0000000000
                                                                                                                   ----------------

3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                                           4.5389355250
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.5332638889
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.5332638889
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.6218750617
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.6218750617
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ----------------

E) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to                       99,000,000
                                                                                                                   ----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness
Holder on such Distribution Date, will be equal to                                                                       99,000,000
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.4688194333
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.4688194333
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997                              44.6881943333
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                       44.6881943333
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997                             446.8819433333
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                      446.8819433333
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ----------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.5574305641
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5574305641
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------
 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------
 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------
 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ----------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to                       26,250,000
                                                                                                                   ----------------
H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness
Holder on such Distribution Date, will be equal to                                                                       26,250,000
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.5010416667
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.5010416667
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------
 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.5896527473
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5896527473
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                                    73,500,000
                                                                                                                   ----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                          73,500,000
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                              13.9230513833
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                 13.9230513833
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.5413194872
                                                                                                                   ----------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5413194872
                                                                                                                   ----------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution
Date (after giving effect to any withdrawal from the Collateral Account) was equal to                                    52,500,000
                                                                                                                   ----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                          52,500,000
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)  The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)  The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $10,000 Original Principal Amount                                                                              0.0000000000
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)  The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $100,000 Original Principal Amount                                                                             0.0000000000
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ----------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)  The amount of Class A Investor Charge Off's                                                                        0.0000000000
                                                                                                                   ----------------

2)  The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

3)  The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.0000000000
                                                                                                                   ----------------

4)  The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

5)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                  0.0000000000
                                                                                                                   ----------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)  The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.5977083295
                                                                                                                   ----------------

 2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5977083295
                                                                                                                   ----------------

 3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ----------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)  The amount of Class B Investor Charge Off's                                                                        0.0000000000
                                                                                                                   ----------------

2)  The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

3)  The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.0000000000
                                                                                                                   ----------------

4)  The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-1 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

5)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                  0.0000000000
                                                                                                                   ----------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to                       59,150,000
                                                                                                                   ----------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness
Holder on such Distribution Date, will be equal to                                                                       59,150,000
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)  The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.4607638833
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.4607638833
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)  The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $10,000 Original Principal Amount                                                                             44.6076388333
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                       44.6076388333
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                                0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)  The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $100,000 Original Principal Amount                                                                           446.0763883333
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                      446.0763883333
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ----------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)  The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

2)  The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

3)  The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

4)  The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

5)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)  The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.6460416970
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.6460416970
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                         0.00
                                                                                                                   ----------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)  The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

2)  The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

3)  The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

4)  The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-2 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

5)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to                       67,500,000
                                                                                                                   ----------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                          67,500,000
                                                                                                                   ----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month March, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)  The total amount of the distribution to Class A Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount                                                                               4.4768750000
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.4768750000
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)  The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

2)  The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------


3)  The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ----------------

4)  The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-3 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

5)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)  The total amount of the distribution to Class B Certificateholders on April 15, 1997
    per $1,000 Original Principal Amount.                                                                              4.6702083636
                                                                                                                   ----------------

2)  The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.6702083636
                                                                                                                   ----------------

3)  The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                         0.00
                                                                                                                   ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)  The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ----------------

2)  The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ----------------

3)  The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ----------------

4)  The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-3 Investor
    Certificateholder's Investment)                                                                                    0.0000000000
                                                                                                                   ----------------

5)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
    Distribution Date                                                                                                          0.00
                                                                                                                   ----------------

E) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to                       45,000,000
                                                                                                                   ----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                          45,000,000
                                                                                                                   ----------------

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